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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 2, 1998
                                (August 26, 1998)



                               REGAL CINEMAS, INC.
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             (Exact name of registrant as specified in its charter)



                   Tennessee                                  333-52943                62-1412720
-------------------------------------------------       ---------------------     ---------------------
 (State or other jurisdiction of incorporation)        (Commission File Number)     (I.R.S. Employer
                                                                                    Identification No.)


   7132 Commercial Park Drive, Knoxville, Tennessee              37918
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        (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (423) 922-1123



                                 Not Applicable
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          (Former name or former address, if changed since last report)





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         This Current Report on Form 8-K/A amends and supersedes "Item 7.
Financial Statements, Pro Forma Financial Information and Exhibits" of the Registrant's Current Report on Form 8-K, dated September 1, 1998.

Item 7.  Financial Statements, Pro Forma Information and Exhibits.
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         The following financial statements required to be filed pursuant to
         Rule 3-05 of Regulation S-X and the following pro forma financial information required to be filed pursuant to Article 11 of Regulation S-X are hereby incorporated by reference to pages 23 through 28 and pages B-1 through B-24 of the Registrant's Registration Statement on Form S-4/A (File No. 333-64339) as filed with the Securities and Exchange Commission on October 4, 1998.

(a)      Financial Statements of Act III Cinemas, Inc.

         Report of Deloitte & Touche LLP Independent Auditors

         Report of PricewaterhouseCoopers LLP Independent Accountants

         Consolidated Balance Sheets at December 31, 1996 and 1997

         Consolidated Statements of Operations for the Years Ended December 31, 1995, 1996 and 1997

         Consolidated Statements of Shareholders' Deficit for the Years Ended December 31, 1995, 1996 and 1997

         Consolidated Statements of Cash Flows for the Years Ended December 31, 1995, 1996 and 1997

         Notes to Consolidated Financial Statements

         Consolidated Balance Sheets at December 31, 1997 and June 30, 1998 (Unaudited)

         Consolidated Statements of Operations for the Three Months and Six Months Ended June 30, 1997 and 1998 (Unaudited)

         Consolidated Statement of Shareholders' Deficit for the Six Months Ended June 30, 1998 (Unaudited)

         Consolidated Statements of Cash Flows for the Six Months Ended June 30, 1997 and 1998 (Unaudited)



                                        2

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         Notes to Consolidated Financial Statements for the Six Months Ended
         June 30, 1997 and 1998 (Unaudited)

(b)      Pro Forma Financial Information.

         Unaudited Pro Forma Consolidated Balance Sheet at July 2, 1998

         Notes to the Unaudited Pro Forma Consolidated Balance Sheet at July 2, 1998

         Unaudited Pro Forma Consolidated Statements of Income for the six months ended July 2, 1998

         Unaudited Pro Forma Consolidated Statements of Income for the year ended January 1, 1998

         Notes to Unaudited Pro Forma Consolidated Statements of Income

(c)      Exhibits.

         2.1 Agreement and Plan of Merger, dated August 20, 1998, among Regal Cinemas, Inc., Knoxville Acquisition Corp. and Act III Cinemas, Inc.*

         99.1     Press Release*

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         *previously filed



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         REGAL CINEMAS, INC.


Date:  December 2, 1998                  By:  /s/ D. Mark Monroe
                                            -----------------------------------
                                              D. Mark Monroe
                                              Vice President, Treasurer and
                                              Acting Chief Financial Officer







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                                  EXHIBIT INDEX


         2.1 Agreement and Plan of Merger, dated August 20, 1998, among Regal Cinemas, Inc., Knoxville Acquisition Corp. and Act III Cinemas, Inc.*

         99.1     Press Release*

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         *previously filed